EXHIBIT 99.7

Equity One 2004-2, Term
Prepared for E Trade
Assumptions
50% Loss Severity, 12 Months Lag, Servicer Advances
Defaults on top of prepayments
Forward Libor
Run to Maturity




25 CPR
------
                   ------------------------------------------------------------------------

                               Aa2 / AA / AA            A2 / A / A+             A3 / A- / A
100% PPC                           Class M-1              Class M-2               Class M-3
--------
Break CDR                             15.474                 10.474                   9.471
WAL                                     7.43                   9.66                   13.44
Mod Durn                               5.989                  7.246                   9.151
Principal window               Aug09 - Jun34          Aug11 - Jun34           Jun15 - Jun34
Principal Writedown           100.47 (0.00%)      25,843.01 (0.07%)          100.66 (0.00%)
Total Collat Loss    126,160,782.99 (18.02%) 94,778,078.06 (13.54%)  87,635,559.06 (12.52%)
                   ------------------------------------------------------------------------

25 CPR
------
                    ------------------------------------------------------------------------

                           Baa1 / BBB+ / A-       Baa1 / BBB / BBB+       Baa2 / BBB- / BBB
100% PPC                          Class M-4               Class B-1               Class B-2
--------
Break CDR                             8.584                   7.747                   7.097
WAL                                   13.96                   14.26                   14.55
Mod Durn                              9.241                   9.513                   9.311
Principal window              Nov15 - Jun34           Feb16 - Jun34           May16 - Jun34
Principal Writedown          100.28 (0.00%)          100.35 (0.00%)          101.63 (0.00%)
Total Collat Loss    81,043,856.70 (11.58%)  74,567,889.49 (10.65%)   69,364,359.06 (9.91%)
                    ------------------------------------------------------------------------


40 CPR
------
                   -------------------------------------------------------------------------

                               Aa2 / AA / AA            A2 / A / A+             A3 / A- / A
100% PPC                           Class M-1              Class M-2               Class M-3
--------
Break CDR                             19.774                 12.158                  10.615
WAL                                     4.76                   6.15                    8.63
Mod Durn                               4.102                  5.054                   6.628
Principal window               Oct07 - Dec33          Dec08 - Jun34           May11 - Jun34
Principal Writedown           100.35 (0.00%)         100.30 (0.00%)          100.33 (0.00%)
Total Collat Loss    104,745,169.86 (14.96%) 70,479,434.42 (10.07%)   62,741,941.61 (8.96%)
                   -------------------------------------------------------------------------


40 CPR
------
                        -----------------------------------------------------------------------

                              Baa1 / BBB+ / A-       Baa1 / BBB / BBB+       Baa2 / BBB- / BBB
100% PPC                             Class M-4               Class B-1               Class B-2
--------
Break CDR                                9.243                   7.960                   6.871
WAL                                       8.98                    6.53                    6.18
Mod Durn                                 6.757                   5.348                   4.875
Principal window                 Sep11 - Jun34           Apr09 - Jun34           Apr08 - Jun34
Principal Writedown             100.36 (0.00%)          100.32 (0.00%)          101.23 (0.00%)
Total Collat Loss        55,602,377.18 (7.94%)   48,696,516.50 (6.96%)   42,647,962.69 (6.09%)
                        -----------------------------------------------------------------------

60 CPR
------
                   -------------------------------------------------------------------------

                               Aa2 / AA / AA            A2 / A / A+             A3 / A- / A
100% PPC                           Class M-1              Class M-2               Class M-3
--------
Break CDR                             27.028                 15.274                  12.820
WAL                                     2.95                   3.73                    5.21
Mod Durn                               2.669                  3.275                   4.379
Principal window               Jun06 - Jul24          Feb07 - Feb27           Aug08 - Sep27
Principal Writedown           100.20 (0.00%)         100.07 (0.00%)          100.18 (0.00%)
Total Collat Loss     90,438,643.64 (12.92%)  54,488,089.56 (7.78%)   46,391,139.11 (6.63%)
                   -------------------------------------------------------------------------


60 CPR
------
                        -----------------------------------------------------------------------

                              Baa1 / BBB+ / A-       Baa1 / BBB / BBB+       Baa2 / BBB- / BBB
100% PPC                             Class M-4               Class B-1               Class B-2
--------
Break CDR                               10.637                   8.578                   6.702
WAL                                       5.17                    3.58                    3.40
Mod Durn                                 4.311                   3.200                   2.970
Principal window                 Jul08 - Mar28           Apr06 - Sep28           Mar06 - Mar29
Principal Writedown             100.06 (0.00%)          100.31 (0.00%)          100.42 (0.00%)
Total Collat Loss        38,992,966.49 (5.57%)   31,839,364.92 (4.55%)   25,164,224.98 (3.59%)
                        -----------------------------------------------------------------------


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